                      SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                 -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report:                        MARCH 7, 2003
               -----------------------------------------------------------------

Date of earliest event reported:       MARCH 4, 2003
                                ------------------------------------------------



                            PIONEER COMPANIES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



DELAWARE                                1-9859                     06-1215192
--------------------------------------------------------------------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
of Incorporation)                                            Identification No.)


700 LOUISIANA, SUITE 4300, HOUSTON, TEXAS                           77002
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code         (713) 570-3200
                                                    ----------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 5, 2003, Pioneer Companies, Inc., a Delaware corporation (the "Company"), issued a press release announcing that its previously announced-settlement with the Colorado River Commission, an agency of the State of Nevada, is now fully effective. The settlement relates to disputes over various derivative positions that CRC entered into purportedly for the benefit of Pioneer's chlor-alkali plant in Henderson, Nevada. Filed herewith is such press release.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

            Exhibit number         Description

                 99.1              Press Release of March 4, 2003



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PIONEER COMPANIES, INC.


                                             By:  /s/ KENT R. STEPHENSON
                                                --------------------------------
                                                  Kent R. Stephenson
                                                  Vice President, Secretary and
                                                  General Counsel



Dated:  March 7, 2003

                                 EXHIBIT INDEX

       Exhibit number          Description
       --------------          -----------
            99.1               Press Release of March 4, 2003